Inventories	12 Months Ended
Dec. 31, 2021
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Inventories
10.	Inventories

	December 31, 2021	December 31, 2020
Raw materials	19,750	13,178
Work in progress	12,537	9,655
Finished goods and goods for resale	30,162	19,305

Total inventories at the lower of cost and net realisable value	62,449	42,138

During 2021, RUB 769 million (2020: RUB 796 million, 2019: RUB 1,628 million) was recognised as an expense within cost of sales for inventories carried at net realisable value. The amount of inventories recognised as an expense during the period was RUB 209,934 million for 2021 (2020: RUB 147,513 million, 2019: RUB 158,528 million).